Investor Update 2nd Quarter 2024 May 2024 Exhibit 99.1

Disclaimer This presentation may contain forward-looking statements regarding M&T Bank Corporation (“M&T”) within the meaning of the Private Securities Litigation Reform Act of 1995 and the rules and regulations of the Securities and Exchange Commission (“SEC”). Any statement that does not describe historical or current facts is a forward-looking statement, including statements based on current expectations, estimates and projections about M&T's business, and management's beliefs and assumptions. Statements regarding the potential effects of events or factors specific to M&T and/or the financial industry as a whole, as well as national and global events generally, on M&T's business, financial condition, liquidity and results of operations may constitute forward-looking statements. Such statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond M&T's control. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," or "potential," by future conditional verbs such as "will," "would," "should," "could," or "may," or by variations of such words or by similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict and may cause actual outcomes to differ materially from what is expressed or forecasted. While there can be no assurance that any list of risks and uncertainties is complete, important factors that could cause actual outcomes and results to differ materially from those contemplated by forward-looking statements include the following, without limitation: economic conditions and growth rates, including inflation and market volatility; events and developments in the financial services industry, including industry conditions; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, loan concentrations by type and industry, credit losses and market values on loans, collateral securing loans, and other assets; sources of liquidity; levels of client deposits; ability to contain costs and expenses; changes in M&T’s credit ratings; the impact of the People’s United Financial, Inc. acquisition; domestic or international political developments and other geopolitical events, including international conflicts and hostilities; changes and trends in the securities markets; common shares outstanding and common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on trust-related revenues; federal, state or local legislation and/or regulations affecting the financial services industry, or M&T and its subsidiaries individually or collectively, including tax policy; regulatory supervision and oversight, including monetary policy and capital requirements; governmental and public policy changes; political conditions, either nationally or in the states in which M&T and its subsidiaries do business; the outcome of pending and future litigation and governmental proceedings, including tax-related examinations and other matters; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board, regulatory agencies or legislation; increasing price, product and service competition by competitors, including new entrants; technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products and services; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi-year contracts; continued availability of financing; financial resources in the amounts, at the times and on the terms required to support M&T and its subsidiaries' future businesses; and material differences in the actual financial results of merger, acquisition, divestment and investment activities compared with M&T's initial expectations, including the full realization of anticipated cost savings and revenue enhancements. These are representative of the factors that could affect the outcome of the forward-looking statements. In addition, as noted, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which M&T and its subsidiaries do business, and other factors. M&T provides further detail regarding these risks and uncertainties in its Form 10-K for the year ended December 31, 2023, including in the Risk Factors section of such report, as well as in other SEC filings. Forward-looking statements speak only as of the date they are made, and M&T assumes no duty and does not undertake to update forward-looking statements. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. This presentation also contains financial information and performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). Management believes investors may find these non-GAAP financial measures useful. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Please see the Appendices for reconciliation of GAAP with corresponding non-GAAP measures, as indicated in the presentation.

Purpose To make a difference in people’s lives. Mission We are a bank for communities – committed to improving the lives of our customers and all the communities we touch. Operating Principles Local Scale Credit Discipline Operating & Capital Efficiency

M&T - A High Performing Community-Focused Bank Top 15 U.S.-based, commercial bank holding company, with national capabilities from our suite of specialty businesses and Wilmington Trust Stability Low volatility in earnings Strong balance sheet Profitability Superior profitability and earnings and dividend growth over multiple economic cycles Local scale leading to superior pricing on both sides of the balance sheet, above peer risk-adjusted NIM and credit outperformance Growth Growth driven by a focus on customers, talent, and delivering innovative capabilities Practicing stakeholder capitalism for over 30 years, giving back to our communities Key Points Financial Highlights 1Q24 Symbol MTB Stock Price* $144.39 Market Capitalization* $24B P / TBV 1.5x Total Assets $215B Total Deposits $167B Total Loans & Leases, net $135B *Close of business 4/30/2024

Diversified Business Model Experienced teams provide a wide-range of credit, liquidity and capital markets solutions to meet our customer needs, delivered through a local engagement model and industry expertise on a national scale. Strategically built for the communities in which we operate. High-touch, local sales and service model provides a low-cost, stable funding base, a long-tenured customer base, and the shared benefits of community growth and development. Institutional Services Expanding on strength of its reputation for industry leading service and strong reputation with existing network of deal influencers. Wealth Management Provides planning-led advice, leveraging Wilmington Trust’s national capabilities and the enhanced experience that LPL brings, to grow customers across the wealth continuum. Note: ‘All Other’ segment not shown above. Represents -5% (-$346 million) of NII, 4% ($103 million) of fees, -3% (-$243 million) of revenue, <0.5% (<$0.2 billion) of loans and 7% ($12 billion) of deposits. (1) Net interest income is the difference between actual taxable-equivalent interest earned on assets and interest paid on liabilities by a segment and a funding charge (credit) based on the Company’s internal funds transfer pricing methodology. (2) Institutional Services and Wealth Management 2023 results include the impact of the CIT sale in April 2023. (3) See Appendix 1 and 2 for reconciliation of GAAP with these non-GAAP measures. Commercial Bank Retail Bank Institutional Services & Wealth Management2 Net Interest Income1 $2.4 billion 34% $4.4 billion 61% $0.7 billion 10% $7.1 billion Fee Income $0.7 billion 26% $0.8 billion 30% $1.0 billion 40% $2.5 billion Revenue $3.1 billion 32% $5.1 billion 53% $1.7 billion 18% $9.6 billion Average Loans $79 billion 60% $50 billion 37% $3 billion 3% $133 billion Average Deposits $42 billion 26% $91 billion 56% $16 billion 10% $162 billion ROTA3 1.29% 3.57% 16.86% 1.42% ROTCE3 14.2% 39.8% 109.5% 17.6% Efficiency Ratio3 43.9% 48.0% 50.9% 54.9% FY23, % of Total M&T Total M&T

Local Scale in Key Markets Source: S&P Global Market Intelligence, FDIC Summary of Deposits (1) Top banks and thrifts by number of branches in Northeast / Mid-Atlantic regions (CT, DC, DE, MA, MD, ME, NH, NJ, NY, PA, RI, VA, VT, WV). M&T as of 4/25/2024, excludes two domestic branches outside of Northeast footprint. % of Deposits in MSAs with #1 or #2 Deposit Rank Peer 1 64% MTB 64% Peer 2 62% Peer 3 60% Peer 4 55% Peer 5 50% Peer 6 45% Peer 7 44% Peer 8 42% Peer 9 41% Peer 10 35% Peer 11 34% Top Northeast Banks by Branches1 Branches 1 JPMorgan Chase & Co. 1,130 2 Bank of America Corp. 1,060 3 M&T Bank Corp. 956 4 Toronto-Dominion Bank 935 5 Citizens Financial Group 882 6 Wells Fargo & Co. 824 7 PNC Financial Services 697 8 Truist Financial Corp. 642 9 KeyCorp 418 10 Banco Santander SA 407 Dense Northeast network covers a geography with only a 300-mile radius but approximately 22% of U.S. population and 25% of GDP Contiguous Branch Footprint… …With Market Leading Franchises… …and Dense, Efficient Network

Through the Cycle Profitability Advantage… Note: (1) See Appendix 1 and 2 for reconciliation of GAAP with these non-GAAP measures. Net Operating ROTA(1) Better than Peer PPNR Generation & Credit Losses Aided by NIM, efficiency and credit loss outperformance Consistent Profitability Advantage Over the past 5-, 10-, and 20-years, M&T maintained a 17 to 28 basis point ROTA advantage compared to the peer median Results in Normalized ROTCE Advantage Equates to a ~2.3% to ~3.7% normalized ROTCE advantage compared to peers assuming normalized capital levels ROTA Considered in Long-Term Incentives 2024 Performance Vested Stock Units grants include a 1.25% absolute ROTA threshold +28bps +17bps +19bps Key Points MTB Peer Median

…Combined with Consistent Growth Gray bars represent years with acquisitions with over $1 billion in assets Total Assets Dividend Per Share Diluted Net Operating EPS Tangible Book Value Per Share 9.6% CAGR 9.0% CAGR 8.0% CAGR 6.1% CAGR

Key Ratios Note: (1) See Appendix 1 and 2 for reconciliation of GAAP with these non-GAAP measures.   2019 2020 2021 2022 2023   1Q23 4Q23 1Q24 Superior Pre-Credit Earnings                   Net Interest Margin 3.84% 3.16% 2.76% 3.39% 3.83% 4.04% 3.61% 3.52% Efficiency Ratio (1) 55.7% 56.3% 59.0% 56.6% 54.9%   55.5% 62.1% 60.8% Efficiency Ratio - Adjusted (1) 54.9% 56.3% 59.0% 55.9% 54.1%   55.5% 53.6% 59.6% PPNR ($, Millions) (1) $2,753 $2,579 $2,445 $3,471 $4,232   $1,046 $1,043 $891 PPNR to RWA (1) 2.73% 2.44% 2.34% 2.69% 2.79%   2.82% 2.71% 2.31% Strong Credit Metrics                 Allowance to Loans (As At) 1.16% 1.76% 1.58% 1.46% 1.59% 1.49% 1.59% 1.62% Net Charge-Offs to Loans 0.16% 0.26% 0.20% 0.13% 0.33%   0.22% 0.44% 0.42% Focused on Returns                 Net Operating Return on: Tangible Assets (1) 1.69% 1.04% 1.28% 1.35% 1.42%   1.49% 0.98% 1.08% Tangible Common Equity (1) 19.08% 12.79% 16.80% 16.70% 17.60% 19.00% 11.70% 12.67% Adjusted Net Operating Return on: Tangible Assets(1) 1.72% 1.04% 1.28% 1.35% 1.41%   1.49% 1.27% 1.12% Tangible Common Equity(1) 19.44% 12.79% 16.80% 16.71% 17.53% 19.00% 15.35% 13.21% Consistent Capital Generation                   Tangible Common Equity to Tangible Assets 8.55% 7.49% 7.68% 7.63% 8.20%   7.58% 8.20% 8.03% Common Equity Tier 1 Ratio 9.73% 10.00% 11.42% 10.44% 10.98% 10.16% 10.98% 11.08% Tier 1 Capital Ratio 10.94% 11.17% 13.11% 11.79% 12.29%   11.48% 12.29% 12.38% Balance Sheet (As At)                   Loans to Deposits 95.94% 82.25% 70.63% 80.46% 82.11% 83.57% 82.11% 80.73% Securities to Assets 7.92% 4.94% 4.61% 12.56% 12.91%   14.01% 12.91% 13.25%

Solid Performance in Key Metrics against Peers ROTA(1) 1Q24 Net Interest Margin 1Q24 Efficiency Ratio(1) 1Q24 PPNR / RWA(1) 1Q24 NCO / Loans 1Q24 Note: (1) See Appendix 1 and 2 for reconciliation of GAAP with these non-GAAP measures. Source: S&P Global Market Intelligence and company filings

Areas of Focus

2024 Outlook 2024 Outlook Comments Income Statement Net Interest Income Taxable-equivalent   $6.8 billion + NIM in the 3.50s Reflects two rate cuts Fee Income $2.3 billion to $2.4 billion Growth in trust income from higher equity markets GAAP Expense Includes intangible amortization Excludes incremental FDIC special assessments   $5.25 billion to $5.30 billion Continued focus on managing expense Net Charge-Offs % of Average Loans ~40 basis points NCO normalization in C&I and consumer loan portfolios NCOs remain elevated Tax Rate Taxable-equivalent 24.0% to 24.5% Excludes certain discrete tax benefit in 1Q24 Average Balances Loans   $134 billion to $136 billion Growth in C&I and consumer, declines in CRE and residential mortgage Deposits   $162 billion to $164 billion Focus on growing customer deposits Share Repurchases   Currently paused Evaluate after 2nd quarter results

Granular, Diversified Core Deposit Funding & Strong Liquidity Position Granular Deposit Base Diversified Deposit Base Stable & Long-Tenured Relationships Strong Liquidity Profile 64% of deposits are insured or collateralized as of 3/31/2024 Average consumer deposit account balance is $15,000 Average business banking deposit account balance is $55,000 Deposits are spread across our 12 state, over 900 branch footprint Diversified geographically across Upstate NY (23%), Connecticut (13%), Mid-Atlantic (13%), Greater Baltimore area (12%), NYC area (11%), New England (10%), and other regions Commercial and business banking deposits consist largely of operating account balances Average relationship tenure of 17 years with wealth customers, 16 years for consumer, 15 years for commercial and 13 years for business banking 1Q24 Average Cash Balances represent nearly 16% of Earning Assets Liquidity Sources represent ~135% of Adjusted Uninsured Deposits1 as of 3/31/2024 ‘Adjusted Uninsured Deposits’ represents uninsured deposits excluding collateralized deposits. All information presented as of 3/31/24.

Sources: S&P Global Market Intelligence Local Scale Leads to Superior Deposit Franchise Noninterest-bearing deposits represented 30% of 1Q 2024 average total deposits for M&T or 32% of total deposits excluding brokered, compared to 24% peer median 2003-1Q24 Average M&T 0.73% Peer Median 0.89% Difference -0.16% Noninterest-Bearing Deposits / Total Deposits Total Cost of Deposits M&T Peer Median Peer Range Change in Interest Bearing Deposit Cost 1Q24 vs 4Q23 M&T Peer Median Peer Range

Diversified and Granular Deposit Base Diversified across industries and geographies Average relationship tenure of 15 years Average account size $4MM; median $360k ~63% operating balances Average Deposits 1Q24 Institutional Services & Wealth Management Retail Bank Commercial Bank Consists primarily of Consumer and Business Banking Deposits are spread across our 12 state, 900+ branch network Consumer ($68B): Average relationship tenure of 16 years; Average account size $15k Business Banking ($21B): Average relationship tenure of 13 years; Average account size $55k; ~43% operating balances Other Businesses ($3B): Primarily Mortgage Consists primarily of Wealth and Institutional Services deposits Wealth Management ($4B): Average tenure 17 years; average account size ~$175k Institutional Services ($12B): Average account size ~$1MM $164B All Other Consists primarily of brokered deposits

Strong CRE Underwriting Track Record All information presented as of 3/31/2024 Long History & Expertise in CRE Lending Long-term relationships and consistently conservative Credit Standards through economic cycles Two Chief Credit Officers over the past 40 years Diversified Loan Portfolio 33% Consumer, 43% C&I, 24% Commercial Real Estate Commercial Real Estate is 24% of total loans, down from 31% in 2019 Long Duration Permanent IRE Portfolio Approximately 80% of the permanent investor-owned portfolio matures in 2025 or later Approximately 70% of the Permanent IRE portfolio is fixed rate, inclusive of customer implemented swaps Permanent IRE Well-Diversified with Low LTV’s No one Permanent IRE property type accounts for more than 5% of loans—the largest of which are Multifamily and Retail The largest Total IRE exposure to a single metro area is approximately 4% of loans Weighted average LTV is 56%; which provides a buffer against potential future losses in these portfolios Over 80% of the total Permanent IRE portfolio has an LTV of 70% or less Office Risk Likely to Play Out Over Long Horizon Permanent office IRE represents less than 3.5% of total loans and is well diversified geographically (NYC approximately 0.5% of total loans) Approximately 85% of the portfolio matures in 2025 or later Approximately 85% of the underlying leases mature in 2025 or later

Permanent CRE $25.2B, 19% Well Diversified Loan Portfolio (1) Regulatory CRE includes Construction (HC-C 1.a.(1) and HC-C 1.a.(2)), Multifamily (HC-C 1.d), non-owner occupied (HC-C 1.e.(2)) and non-real estate secured CRE (HC-C, Memo 2). Loan Portfolio Composition 3/31/2024 Regulatory CRE % of Tier 1 Capital + Allowance1 Regulatory CRE Concentration as measured against Tier 1 Capital and Allowance has declined by ~87 percentage points since 2019 $135B -87%

Source: S&P Global Market Intelligence and FRY9C. Note: Industry data represents all FDIC-insured institutions from the FDIC’s Quarterly Banking Profile (“QBP”). Average, max, and range are weighted FY1990-FY2023. Superior Credit Losses Through Multiple Economic Cycles M&T Credit Philosophy NCO % of Loans Consistently conservative credit standards through economic cycles Emphasis on secured lending: cash flow + collateral + guarantees Customer selection, supported by local market knowledge Working with customers to achieve best long-term outcome “Great Financial Crisis” 2001 Recession S&L Crisis While M&T’s long-term average nonaccrual rate has exceeded the peer median (1.1% vs. 0.9% for peers), its peak annual loss rate was 42% of the peer median – nonaccruals may not translate to losses COVID 19 Pandemic M&T Peer Median Peer Range Industry   Avg Max Range MTB 0.34% 1.01% 0.88% Peer Median 0.58% 2.41% 2.23% Industry 0.80% 2.56% 2.31%

Spotlight on Permanent IRE Hallmark of structures requires material upfront ‘skin in the game’ to ensure alignment and provide a buffer against potential future losses Weighted average LTV is 56%; over 80% of the total Permanent IRE portfolio has an LTV of 70% or less Approximately 70% of the Permanent IRE portfolio is fixed rate, inclusive of customer implemented swaps The risk from a decline in commercial real estate values is likely to play out over a long period of time Approximately 80% of the permanent investor-owned portfolio matures in 2025 or later Total NYC Permanent Multifamily of $1.1B or <1% of total loans with WAVG LTV of 53%. % of Loans Maturing Change 2Q23 vs Balance ($, B) WAVG LTV 2024 2025 2026 Retail $5.8 52% 13% 21% 17% Multifamily $6.4 57% 11% 26% 10% Office $4.6 57% 15% 26% 13% Healthcare $3.6 59% 28% 22% 21% Hotel $2.5 53% 34% 24% 16% Industrial $1.9 52% 11% 16% 16% Other $0.3 60% 9% 26% 16% Permanent $25.2 56% 17% 23% 15% Permanent IRE Details 3/31/2024 Key Points

Credit Metrics Nonaccrual Loans Net Charge-offs Provision for Credit Losses Allowance for Credit Losses

Criticized C&I and CRE Loans +$364 million QoQ Criticized Increase: C&I increased +$641 million Nonautomotive dealers and manufacturing CRE decreased -$277 million Permanent CRE -$139 million Construction -$138 million 97% of criticized accrual loans are current 59% of criticized nonaccrual loans are current Reserve Impact: Criticized loans generally carry higher loss reserves Reflecting strong collateral values, the reserve ratio for nonaccrual loans was ~18%

Strong Capital and Low AOCI Impact Top quartile CET1 ratio among peers (11.1%) Top quartile TCE ratio among peers (8.0%); nearly 200 bps above peer median Agency MBS/CMBS account for 55% of total and U.S. Treasurys 31% AFS duration ~2.0 years and HTM duration ~5.4 years, total debt securities duration ~3.8 years Purchased over $4 billion in securities in 1Q24 Investment securities portfolio only 13% of total assets AFS and pension-related AOCI represents ~20bps negative impact on regulatory capital All information presented as of 3/31/24. Top Quartile Core Capital High Quality and Short Duration Securities Portfolio Low AOCI Impact

Strong Capital Levels Compared to Peers Capital levels favorable to peers both as reported and when considering AOCI  Strong capital position benefits M&T under current and proposed rules CET1 ratio would exceed SCB minimum levels under proposal Modest impact from including AOCI in regulatory capital1 ~20 basis point negative impact to CET1 ratio; would remain >10.85% at March 31, 2024 Increased capital for operational risk, lower capital for real estate and consumer loans – Mid-single digit RWA impact as currently proposed Limited exposure to trading activities subject to complex market risk proposals  (1) Proposal would require regulatory capital to include unrealized losses on AFS securities (13 bps) and pension-related effects (7 bps). CET1 Ratio 3/31/2024 Tangible Common Equity / Tangible Assets 3/31/2024 Highlights Tier 1 Capital Ratio 3/31/2024

Sustainability

Making a positive impact on our communities, customers and colleagues Fostering Prosperity in Our Communities Investing in Our Employees Strong Governance and Consistent Leadership Preserving our Environment 2023 Sustainability Accomplishments and Highlights Note: All data except for SBA data are as of December 31, 2023. SBA data is for the period October 1, 2022 to September 30, 2023. Consistent investment in talent development programs spanning 4 decades 9.6 years average employee tenure 40 average hours of training for M&T employees 80 Employee Resource Group chapters with participation by 51% of managers and 35% of employees (non-managers) 94% participation by M&T employees in M&T's 401(k) plan 92% participation in employee engagement survey Ranked #6 SBA Lender in the country (FY2023), the 15th consecutive year among the nation’s top 10 SBA Lenders ~249,000 hours dedicated by M&T employees to volunteering in our communities ~$53.6 million contributed by M&T and The M&T Charitable Foundation to supporting our communities Highest possible CRA rating from the Federal Reserve since 1982 94% of Board members are independent More than 40% of our Board of Directors team is diverse (24% of directors were women, 18% of directors were people of color) 17-year average tenure for executive officers Achieved 60% of our $1 billion commitment to renewable energy projects Membership in the Think Green Resource Group, which focuses on environmental sustainability, grew to over 1,100 employees, and the group organized 51 volunteer and educational events Year-over-year we reduced our combined scope 1 and 2 emissions by 8% 25

2023 Highlights – Sustainable Finance $670.9 million made in 2023 Renewable Energy - $318.8 million Green Buildings - $310.7 million Clean Transportation - $17.9 million Energy Efficiency - $9.7 million Pollution Prevention and Control - $8.7 million Circular Economy - $5.0 million $2.5 billion made in 2023 Affordable Housing - $1.35 billion Access to Essential Services - $661.9 million Access to Financial Services - $332.5 million Socioeconomic Advancement and Empowerment $136.4 million $3.1 billion made in total sustainable finance loans and investments Environmental Sustainable Finance Social Sustainable Finance Note: The metrics and methodologies included in sustainable finance reporting are subject to change based on the best information available. We plan to continue to review and enhance our reporting capabilities in line with applicable legal and regulatory requirements and industry standards and practices.

Climate Risk Integration Completed an updated Climate Risk Identification Report inclusive of the post-PUB conversion footprint Initiated scenario analysis activities with initial focus on exploring transition risk impacts under the Network for Greening the Financial System (NGFS) scenarios Formalized our initial Climate Risk Framework Conducted a Capabilities Assessment of the methods employed in the FRB Pilot CSA Explored building partnerships with universities and colleges within our footprint to further the study of the impacts of physical and transition risks Gap Analysis of the federal banking regulators' interagency Principles for Climate-Related Financial Risk Management for Large Financial Institutions Exploring enhancements to data quality and climate scenario analysis methodologies Continuing Formalization of Climate Risk Processes and Climate Risk Framework Integration Promoting Climate Risk Awareness and Accessibility to Data throughout the organization Continuing to closely monitor regulatory developments from federal and state agencies Continuing collaboration with peer community (RMA Climate Risk Consortium, BPI Climate Working Group) and sustainability partners Evaluating concerns around insurance coverage in high-risk areas for physical risk Continuing to explore enhancements to our scenario analysis capability Gap Analysis of NYS DFS Guidance for NYS Regulated Banking and Mortgage Organizations Relating to Management of Material Financial and Operational Risks from Climate Change 2023 Accomplishments 2024 Priorities

Reduce Carbon Footprint *Scope 1 Legacy M&T in 2022 and Scope 1 (M&T Combined) includes leased properties. Scope 2 Legacy M&T in 2022 and Scope 2 (M&T Combined) includes leased properties and EU sites. Third-party assurance for Scope 1, 2 and 3 greenhouse gas emissions is currently underway. An updated version of the 2023 Sustainability Report will be published once these figures are assured Scope 1 and Scope 2 CO2e Emissions (in Metric Tons*) Continued progress towards the environmental goals we announced in 2022: To reduce** our waste to landfill and water usage Offset electricity use with 100 percent renewable energy Become carbon neutral by 2035 based on scope 1 and 2 emissions from our operations Year-over-year we reduced our combined scope 1 and 2 emissions by 8% Highlights **Based on our acquisition of PUB in 2022, we will sunset the waste and water targets and look to establish a new set of targets and milestones beginning in 2024.

Executive Compensation See M&T’s 2024 Proxy Statement for additional information Performance Hurdled Stock Units (“PHSUs”), Performance Vested Stock Units (“PVSUs”), Non-Qualified Stock Options (“NQSOs”). * Excludes one NEO who was not granted an LTI award in 2024 in light of their upcoming transition to a consulting role Long Term Incentive Philosophy Components Base Salary Short Term Incentive Attract and retain executives capable of maximizing performance for the benefit of M&T and its shareholders. Longstanding compensation philosophy to emphasize long-term equity-based compensation for our executive leadership. This philosophy, combined with Compensation and Human Capital Committee of the Board of Directors engagement and oversight, allows us to align our compensation with performance. Equity-based incentive opportunity generally reflective of overall bank and individual performance. Aligns our executives’ interests with those of shareholders. Consists of: PHSUs: Vest ratably at target each year over three years based on achievement of a pre-established performance hurdle for each year. PVSUs: Cliff vest after three years based on achievement of the pre-established performance ROTA and ROTCE metrics over the three-year performance period, with final payout values ranging from 0% to 150% of target. NQSOs: Provides value only if M&T’s stock price increases from the date the stock option award is granted. Vest ratably over three years. Market-competitive, fixed pay reflective of an executive’s role responsibilities and performance. A discretionary annual incentive opportunity that is reflective of overall bank and individual performance. Awarded on corporate performance, quantitative and qualitative business unit and individual performance, and progress toward strategic initiatives. 2023 Performance Year Pay Mix Other NEO* CEO

Why invest in M&T? Long term focused with deeply embedded culture Business operated to represent the best interests of all key stakeholders Energized colleagues consistently serving our customers and communities A safe haven for our clients as proven during turbulent times and crisis Experienced and seasoned management team Strong risk controls with long track record of credit outperformance through cycles Prudent growth ~2x peers Leading position in core markets 15-20% ROATCE ~9% annual TSR Robust dividend growth 6% TBV per share growth Source: FactSet, S&P Global, Company Filings. Note: Source: FactSet, S&P Global, Company Filings. Note: (1) Branch and deposit data as of 6/30 of the year under consideration, pro forma for pending / closed M&A. Growth vs. peers represents each bank’s median branch deposit growth from 2019-2023 relative to that bank’s median city projected population growth from 2023-2028. (2): ROATCE average from 2013-2023. Adjusted for amortization of core deposit and other intangible assets, merger related expenses, tax rate changes, and normalized provisions for credit losses in 2020. (3): Annual TSR represents CAGR of the average trailing 3 year total shareholder returns (consisting of price returns and dividends assuming reinvestment of dividends received) during 2013-2023. (4): Dividend growth represents CAGR of common dividends per share from 2013-2023. (5): TBV per share growth represents CAGR from 2013-2023. Purpose-Driven Successful and Sustainable Business Model that Produces Strong Shareholder Returns Purpose Driven Organization Successful and Sustainable Business Model Strong Shareholder Returns

Appendices

Appendix 1 Note: M&T is providing supplemental reporting of its results on a “GAAP – Adjusted” basis, from which M&T excludes the after-tax effect of certain notable items of significance. Although “GAAP – Adjusted” income as presented by M&T is not a GAAP measure, M&T management believes that this information helps investors understand the effect of such notable items in reported results. Tables in appendices may not foot due to rounding. GAAP to GAAP - Adjusted (Non-GAAP) Reconciliation In millions   2019 2020 2021 2022 2023   1Q23 4Q23 1Q24 Revenues Net interest income - GAAP   $4,130 $3,866 $3,825 $5,822 $7,115 $1,818 $1,722 $1,680 Total other income - GAAP 2,062 2,088 2,167 2,357 2,528 587 578 580 Subtotal   6,192 5,955 5,992 8,179 9,643 2,405 2,300 2,260 Gain on CIT - - - - (225) - - - Gain on MTIA   - - - (136) - - - - Revenues - GAAP Adjusted   $6,192 $5,955 $5,992 $8,042 $9,418 $2,405 $2,300 $2,260 Noninterest expense Noninterest expense - GAAP   $3,469 $3,385 $3,612 $5,050 $5,379 $1,359 $1,450 $1,396 FDIC special assessment - - - - (197) - (197) (29) Write-down of equity method investment   (48) - - - - - - - Charitable contribution - - - (135) - - - - Merger-related expense   - - (44) (338) - - - - Noninterest expense - GAAP Adjusted   $3,420 $3,385 $3,568 $4,577 $5,182 $1,359 $1,253 $1,367 PPNR Revenues - GAAP Adjusted   $6,192 $5,955 $5,992 $8,042 $9,418 $2,405 $2,300 $2,260 (Gain) loss on bank investment securities (18) 9 21 6 (4) - (4) (2) Noninterest expense - GAAP Adjusted   (3,420) (3,385) (3,568) (4,577) (5,182) (1,359) (1,253) (1,367) Pre-provision net revenue   $2,753 $2,579 $2,445 $3,471 $4,232 $1,046 $1,043 $891

Appendix 2 Note: M&T consistently provides supplemental reporting of its results on a “net operating” or “tangible” basis, from which M&T excludes the after-tax effect of amortization of core deposit and other intangible assets (and the related goodwill, core deposit and other intangible asset balances, net of applicable deferred tax amounts) and gains (when realized) and expenses (when incurred) associated with merging acquired operations into M&T, since such items are considered by management to be “nonoperating” in nature. Although “net operating income” as defined by M&T is not a GAAP measure, M&T’s management believes that this information helps investors understand the effect of acquisition activity in reported results. (1) After any related tax effect GAAP to Net Operating and Net Operating-Adjusted (Non-GAAP) Reconciliation In millions   2019 2020 2021 2022 2023   1Q23 4Q23 1Q24 Net income Net income - GAAP   $1,929 $1,353 $1,859 $1,992 $2,741 $702 $482 $531 Amortization of core deposit and other intangible assets (1) 14 11 8 43 48 13 12 12 Merger-related expenses (1)   - - 34 431 - - - - Net operating income   1,944 1,364 1,900 2,466 2,789 715 494 543 Preferred stock dividends   (69) (68) (73) (97) (100) (25) (25) (25) Net operating income available to common equity   $1,874 $1,296 $1,827 $2,369 $2,689 $690 $469 $518 Net income Net income - GAAP   $1,929 $1,353 $1,859 $1,992 $2,741 $702 $482 $531 Amortization of core deposit and other intangible assets (1) 14 11 8 43 48 13 12 12 Merger-related expenses (1)   - - 34 431 - - - - Write-down of equity method investment (1) 36 - - - - - - - Gain on MTIA (1)   - - - (98) -  - -  - Charitable contribution (1) - - - 100 - - - - Gain on CIT (1)   - - - - (157)  - -  - FDIC special assessment (1) - - - - 146 - 146 22 Net operating income - Adjusted   1,980 1,364 1,900 2,469 2,778 715 640 565 Preferred stock dividends (69) (68) (73) (97) (100) (25) (25) (25) Net operating income available to common equity - Adjusted $1,910 $1,296 $1,827 $2,372 $2,678 $690 $615 $540

Appendix 2 GAAP to Net Operating (Non-GAAP) Reconciliation In millions   2019 2020 2021 2022 2023   1Q23 4Q23 1Q24 Efficiency ratio Noninterest expense   $3,469 $3,385 $3,612 $5,050 $5,379 $1,359 $1,450 $1,396 Less: Amortization of core deposit and other intangible assets 19 15 10 56 62 17 15 15 Less: Merger-related expenses   - - 44 338 - - - - Noninterest operating expense   $3,449 $3,370 $3,558 $4,656 $5,317 $1,342 $1,435 $1,381 Taxable-equivalent net interest income   $4,153 $3,884 $3,840 $5,861 $7,169 $1,832 $1,735 $1,692 Other income 2,062 2,088 2,167 2,357 2,528 587 578 580 Less: Gain (loss) on bank investment securities 18 (9) (21) (6) 4 - 4 2 Denominator   $6,197 $5,981 $6,028 $8,224 $9,693 $2,419 $2,309 $2,270 Efficiency ratio   55.7% 56.3% 59.0% 56.6% 54.9% 55.5% 62.1% 60.8%

Appendix 2 GAAP to Net Operating - Adjusted (Non-GAAP) Reconciliation In millions   2019 2020 2021 2022 2023   1Q23 4Q23 1Q24 Efficiency ratio - Adjusted Noninterest expense   $3,469 $3,385 $3,612 $5,050 $5,379 $1,359 $1,450 $1,396 Less: Amortization of core deposit and other intangible assets 19 15 10 56 62 17 15 15 Less: Write-down of equity method investment   48 - - - - - - - Less: Charitable contribution - - - 135 - - - - Less: FDIC special assessment - - - - 197 - 197 29 Less: Merger-related expenses   - - 44 338 - - - - Noninterest operating expense - Adjusted (numerator)   $3,401 $3,370 $3,558 $4,522 $5,120 $1,342 $1,238 $1,352 Taxable-equivalent revenues   $6,215 $5,972 $6,007 $8,218 $9,698 $2,419 $2,313 $2,272 Less: Gain (loss) on bank investment securities 18 (9) (21) (6) 4 - 4 2 Less: Gain on CIT   - - - - 225 - - - Less: Gain on MTIA - - - 136 - - - - Denominator - Adjusted   $6,197 $5,981 $6,028 $8,087 $9,469 $2,419 $2,309 $2,270                 Efficiency ratio - Adjusted   54.9% 56.3% 59.0% 55.9% 54.1% 55.5% 53.6% 59.6%

Appendix 2 GAAP to Tangible (Non-GAAP) Reconciliation In millions   2019 2020 2021 2022 2023   1Q23 4Q23 1Q24 Average assets Average assets   $119,584 $135,480 $152,669 $190,252 $205,397 $202,599 $208,752 $211,478 Goodwill (4,593) (4,593) (4,593) (7,537) (8,473) (8,490) (8,465) (8,465) Core deposit and other intangible assets   (38) (21) (8) (179) (177) (201) (154) (140) Deferred taxes 10 5 2 43 44 49 39 33 Average tangible assets   $114,963 $130,871 $148,070 $182,579 $196,791 $193,957 $200,172 $202,906 Average common equity Average total equity   $15,718 $15,991 $16,909 $23,810 $25,899 $25,377 $26,500 $27,019 Preferred stock (1,272) (1,250) (1,438) (1,946) (2,011) (2,011) (2,011) (2,011) Average common equity   14,446 14,741 15,471 21,864 23,888 23,366 24,489 25,008 Goodwill (4,593) (4,593) (4,593) (7,537) (8,473) (8,490) (8,465) (8,465) Core deposit and other intangible assets   (38) (21) (8) (179) (177) (201) (154) (140) Deferred taxes 10 5 2 43 44 49 39 33 Average tangible common equity   $9,825 $10,132 $10,872 $14,191 $15,282 $14,724 $15,909 $16,436

Appendix 2 GAAP to Tangible (Non-GAAP) Reconciliation In millions   12/31/2019 12/31/2020 12/31/2021 12/31/2022 12/31/2023   3/31/2023 12/31/2023 3/31/2024 Total assets Total assets   $119,873 $142,601 $155,107 $200,730 $208,264 $202,956 $208,264 $215,137 Goodwill (4,593) (4,593) (4,593) (8,490) (8,465) (8,490) (8,465) (8,465) Core deposit and other intangible assets   (29) (14) (4) (209) (147) (192) (147) (132) Deferred taxes 7 4 1 51 37 47 37 34 Total tangible assets   $115,258 $137,998 $150,511 $192,082 $199,689 $194,321 $199,689 $206,574 Total common equity Total equity   $15,717 $16,187 $17,903 $25,318 $26,957 $25,377 $26,957 $27,169 Preferred stock (1,250) (1,250) (1,750) (2,011) (2,011) (2,011) (2,011) (2,011) Common equity   14,467 14,937 16,153 23,307 24,946 $23,366 24,946 $25,158 Goodwill   (4,593) (4,593) (4,593) (8,490) (8,465) (8,490) (8,465) (8,465) Core deposit and other intangible assets (29) (14) (4) (209) (147) (192) (147) (132) Deferred taxes   7 4 1 51 37 47 37 34 Total tangible common equity   $9,852 $10,334 $11,557 $14,659 $16,371 $14,731 $16,371 $16,595

Credit Ratings As of 4/30/2024   Moody’s Standard and Poor’s Fitch Morningstar DBRS M&T Bank Corporation         Senior debt Baa1 BBB+ A A (high) Subordinated debt Baa1 BBB A- A M&T Bank Short-term deposits Prime-1 A-2 F1 R-1 (middle) Long-term deposits A1 A- A+ AA (low) Senior Debt Baa1 A- A AA (low) Subordinated Debt Baa1 BBB+ A- A (high)

M&T Peer Group PNC Financial Services Group, Inc. Comerica Incorporated Regions Financial Corporation Fifth Third Bancorp Huntington Bancshares Incorporated Zions Bancorporation, NA KeyCorp Truist Financial Corporation U.S. Bancorp M&T Bank Corporation Citizens Financial Group, Inc. First Horizon National Corporation